UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): 5/9/2008

CLEAR CHANNEL COMMUNICATIONS, INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-09645

TX	74-1787539
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)
200 E. Basse San Antonio, TX 78209
(Address of Principal Executive Offices, Including Zip Code)

210-822-2828
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 9, 2008, Clear Channel Communications, Inc. issued a press release announcing its earnings for the quarter ended March 31, 2008.

The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

99.1  Press Release of Clear Channel Communications, Inc. issued May 9, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date:	May 9, 2008	By:	/S/ HERBERT W. HILL, JR.
Herbert W. Hill, Jr.
Sr. Vice President/Chief Accounting Officer

INDEX TO EXHIBITS

99.1 Press Release of Clear Channel Communications, Inc. issued May 9, 2008.